Class	Investor	I	Y
Ticker	DHWAX	DHWIX	DHWYX
Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated June 30, 2025, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to https://diamond-hill.com/documents, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.
Investment Objective
The investment objective of the Diamond Hill Securitized Total Return Fund is to maximize total return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Total annual fund operating expenses	1.16%	0.87%	0.75%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor	$118	$368
Class I	89	278
Class Y	77	240

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. Because the fund has not yet commenced operations, the portfolio turnover is not available at this time.
Principal Investment Strategy
Under normal market conditions, the fund invests at least 80% of its net assets at the time of purchase (plus any amount borrowed for investment purposes) in securitized bond investments. Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include interests in pools of secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities ("MBS") (including commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS"), and collateralized mortgage obligations ("CMOs")), asset-backed securities ("ABS"), and other similar securities and related instruments.
Agency MBS are issued or guaranteed by the US government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association ("GNMA" or “Ginnie Mae”), the Federal National Mortgage Association ("FNMA" or “Fannie Mae”), the Student Loan Marketing Association ("SLMA" or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation ("FHLMC" or “Freddie Mac”).
Under normal circumstances, the fund will maintain an average portfolio duration of plus or minus two of the duration of the Bloomberg US Securitized MBS, ABS, CMBS Index . The Bloomberg US Securitized MBS, ABS, CMBS Index measures the performance of all USD-denominated, investment grade, securitized issues within the Bloomberg US Aggregate Bond Index. Duration of the Bloomberg US Securitized MBS, ABS, CMBS Index was 5.88 as of its last reconstitution date of April 30, 2025. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “six” means that a security’s or portfolio’s price would be expected to decrease by approximately 6% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
The fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities at the discretion of the Diamond Hill Capital Management, Inc. (the “Adviser”).

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | JUNE 30, 2025 | DIAMOND-HILL.COM

Securitized Total Return Fund Summary	June 30, 2025
The fund may invest up to 15% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.
When selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed income markets, such as the diversity of participants working with different objectives and repeated temporary supply-demand imbalances. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for income and/or capital appreciation in relation to the risk borne.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Adjustable Rate Mortgage Loans ("ARMs") Risk ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk Asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages, are subject to certain risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the fund may have to reinvest in securities with a lower yield or may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the fund may be subject to extension risk and may receive principal later than expected. As a result, in periods of rising interest rates, the fund may exhibit additional volatility. During periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
CMOs and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and a class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the fund could lose all or substantially all of its investment in inverse IOs.
Collateralized Loan Obligations ("CLOs") Risk CLOs are subject to credit, interest rate, valuation, prepayment and call, and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by a variety of factors impacting the underlying assets held by the CLO.
Consumer Loans Risk Investments in consumer loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than seven days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.
Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the global credit markets, periods of reduced liquidity, greater general volatility, volatility of credit spreads, and a contraction of availability of credit and lack of price transparency. In

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | JUNE 30, 2025 | DIAMOND-HILL.COM

Securitized Total Return Fund Summary	June 30, 2025
particular, certain types of securitized bond investments may come under stress due to economic factors and trends, such as higher than expected interest rates, property vacancies and consumer stress.
Extension Risk If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. This may drive the prices of these securities down.
Government Securities Risk The fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency that issued them, and not by the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
High Yield Securities Risk  The fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.
Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.
Interest Rate Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.
Liquidity Risk The fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The fund may not be able to meet the requests to redeem fund shares without significant dilution of remaining investors' interest in the fund.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated.
Market Risk The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the fund's service providers, disrupt the fund's operations, result in substantial market volatility and adversely impact the prices and liquidity of the fund's investments.
Non-U.S. and Emerging Markets Risk The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries. As a result, the fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.
Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Sovereign Debt Risk Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Performance
No performance information is presented for the fund at this time, as the fund has not yet commenced operations. In the future, performance information will be presented in this section of the prospectus. This information will give some indication of the risks of investing in the fund by comparing the fund's investment returns with a broad-based securities index and a supplemental index.
The fund's broad-based securities market index is the Bloomberg US Aggregate Bond Index. The Bloomberg US

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | JUNE 30, 2025 | DIAMOND-HILL.COM

Securitized Total Return Fund Summary	June 30, 2025
Aggregate Bond Index measures the performance of the investment grade, fixed-rate taxable bond market and includes government and corporate bonds, agency mortgage-backed, asset-backed and commercial mortgage-backed securities (agency and non-agency).
The Bloomberg US Securitized MBS, ABS, CMBS Index represents the index utilized by the Adviser for measuring performance. The Bloomberg US Securitized MBS, ABS, CMBS Index measures the performance of all USD-denominated, investment grade, securitized issues within the Bloomberg US Aggregate Bond Index. MBS must have a weighted average maturity of at least one year. CMBS and ABS must have a remaining average life of at least one year.
The indexes are unmanaged, includes net reinvested dividends, do not reflect fees or expenses (which would lower the return), and are not available for direct investment.
Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
Henry Song
Portfolio Manager
since 6/2025
Buying and Selling Fund Shares
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Regular Mail:
Diamond Hill Securitized Total Return Fund
P.O. Box 46707
Cincinnati, OH 45246
Phone: 888-226-5595

Overnight Delivery:
Diamond Hill Securitized Total Return Fund
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Phone: 888-226-5595

SUM-STR-063025
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | JUNE 30, 2025 | DIAMOND-HILL.COM